Exhibit 10.3

Execution Version

SECOND AMENDMENT TO

AMENDED AND RESTATED

CREDIT AGREEMENT

dated as of December 11, 2013

among

SANTA MARIA ENERGY HOLDINGS, LLC,

as Borrower,

the Guarantors Party Hereto,

MUTUAL OF OMAHA BANK,

as Administrative Agent,

and

the Lenders Party Hereto

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of December 11, 2013 (the “Second Amendment Effective Date”) is among SANTA MARIA ENERGY HOLDINGS, LLC, a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the Guarantors that are parties hereto, each of the Lenders that are parties hereto and MUTUAL OF OMAHA BANK (in its individual capacity, “Mutual of Omaha”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of November 9, 2012 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 25, 2013 and as otherwise modified, the “Credit Agreement”), pursuant to which the Lenders provided certain loans and other extensions of credit to the Borrower.

B. The Guarantors are parties to that certain Amended and Restated Guarantee and Collateral Agreement dated as of November 9, 2012 in favor of the Administrative Agent.

C. The Borrower has requested, and the Lenders have agreed, to amend certain provisions of the Credit Agreement, on the terms and subject to the conditions as set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise defined herein, each term defined in the Credit Agreement and used herein (including terms used in the preamble and recitals hereto), shall have the meaning given to it in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections in the Credit Agreement. The rules of construction and other interpretive provisions specified in Sections 1.02, 1.04 and 1.05 of the Credit Agreement shall apply to this Second Amendment, including terms defined in the preamble and recitals hereto.

Section 2. Amendments to Credit Agreement.

2.1 Certain Defined Terms.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, the following new definitions, in its appropriate alphabetical order, to read in their entirety as follows:

“Second Amendment” means the Second Amendment to Credit Agreement dated as of December 11, 2013, among the Borrower, the Guarantors party thereto, the Lender party thereto and the Administrative Agent.

“Second Amendment Effective Date” has the meaning assigned such term in the Second Amendment.

(b) Section 1.01 is hereby amended by amended and restating the following definitions in their entirety:

“Kayne Guaranty Amount” means $11,000,000.

“Maturity Date” means February 28, 2015.

2.2 Section 9.20 is hereby amended and restated as follows:

“General and Administrative Costs. Beginning May 31, 2014, the Borrower will not, and will not permit any of its Subsidiaries, to spend in the aggregate more than $1,200,000 in General and Administrative Costs on an annual basis for each calendar year”.

Section 3. Borrowing Base Redetermination. For the period from and including the Second Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be $13,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to the terms of the Credit Agreement. For the avoidance of doubt, the redetermination effected pursuant to this Section 3 shall constitute the October 1, 2013 Scheduled Redetermination and the next Scheduled Redetermination shall be the May 1, 2013 Scheduled Redetermination.

Section 4. Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4:

4.1 Second Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and the Lenders counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

4.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the date of this Second Amendment.

4.3 Fees. The Administrative Agent shall have received from the Borrower a fee in an amount equal to thirty thousand dollars ($30,000.00). Additionally, the Administrative Agent shall have received all other fees and amounts due and payable on or prior to the date hereof.

4.4 Kayne Guaranty Agreement. The Administrative Agent shall have received duly executed counterparts of an amendment to the Kayne Guaranty Agreement in form and substance acceptable to the Administrative Agent in its reasonable discretion.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Representations and Warranties; Etc. The Borrower and each Guarantor hereby affirm that as of the date of execution and delivery of this Second Amendment, and after giving effect to the transactions contemplated hereby, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

6.2 Ratification and Affirmation of Obligors. The Borrower and each Guarantor hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under each Loan Document to which it is a party, (iii) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and (iv) agrees that its grant of security interest and/or guarantee, as applicable, under the Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness after giving effect to this Second Amendment.

6.3 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

6.5 No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6 Governing Law. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	SANTA MARIA ENERGY HOLDINGS, LLC

	By:	/s/ Kevin McMillan
	Name:	Kevin McMillan
	Title:	Vice President of Finance and Administration

GUARANTORS:	SANTA MARIA ENERGY, LLC

	By:	SANTA MARIA ENERGY HOLDINGS, LLC,
as Member

By:	/s/ Kevin McMillan
Name:	Kevin McMillan
Title:	Vice President of Finance and Administration

SM ENERGY MANAGEMENT, LLC

By:	SANTA MARIA ENERGY HOLDINGS, LLC,
as Member

By:	/s/ Kevin McMillan
Name:	Kevin McMillan
Title:	Vice President of Finance and Administration

Second Amendment Signature Page

ADMINISTRATIVE AGENT
AND LENDER:	MUTUAL OF OMAHA BANK

	By:	/s/ George McKean
	Name:	George McKean
	Title:	Manager

Second Amendment Signature Page